Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Company on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 14, 2011	/s/ Ronald Lifton
Ronald Lifton
President and Chief Executive Officer

/s/ Brian McHugh
Brian McHugh
Chief Financial Officer and Treasurer